HELD FOR SALE	12 Months Ended
Dec. 31, 2025
Non-current Assets Held For Sale And Discontinued Operations [Abstract]
HELD FOR SALE	HELD FOR SALE
Non-current assets and groups of assets and liabilities which comprise disposal groups are presented as assets held for sale where the asset or disposal group is available for immediate sale in its present condition, and the sale is highly probable.

The following is a summary of the assets and liabilities that were classified as held for sale as of December 31, 2025 and December 31, 2024:

(US$ Millions)	Dec. 31, 2025	Dec. 31, 2024
Investment properties	$2,837	$2,920
Property, plant and equipment	27	45
Accounts receivables and other assets	140	135
Assets held for sale	3,004	3,100
Debt obligations	84	816
Accounts payable and other liabilities	221	82
Liabilities associated with assets held for sale	$305	$898

The following table presents the change to the components of the assets held for sale from the beginning of the year:

(US$ Millions)	Dec. 31, 2025	Dec. 31, 2024
Balance, beginning of year	$3,100	$1,852
Reclassification to assets held for sale, net	4,871	3,764
Reclassification of BSREP IV assets to held for sale(1)	—	33,735
Disposals	(5,001)	(36,538)
Fair value adjustments	16	37
Foreign currency translation	17	(34)
Other	1	284
Assets held for sale	$3,004	$3,100
(1)See Note 32, Related Parties for further information on the Reclassifications of BSREP IV investments to assets held for sale.

At December 31, 2024, assets held for sale included three office properties in the U.S., one office property in Australia, four shopping malls in the U.S., two hotels in the U.S., a logistics portfolio in the U.S., a logistics center in Japan, six logistics properties in Europe, and two manufactured housing communities in the U.S. As of December 31, 2024, the partnership intended to sell its interests in these assets to third parties within the next 12 months.

In the first quarter of 2025, the partnership sold two hotels in the U.S., two shopping malls in the U.S., one office property in Australia, two manufactured housing communities in the U.S., one logistics portfolio in the U.S. and six logistics assets in Europe for net proceeds of approximately $642 million.

In the second quarter of 2025, the partnership sold two office assets and two retail assets in the U.S., two retail assets in Brazil, one logistics asset in Japan, and one logistics asset in South Korea for net proceeds of approximately $390 million.

In the third quarter of 2025, the partnership sold ten hotels, two retail assets, four office assets and one multifamily asset in the U.S. and one logistics asset in Spain for net proceeds of approximately $176 million.

In the fourth quarter of 2025, the partnership sold 68 manufactured housing communities, six hotels, two retail assets and six office assets in the U.S. for net proceeds of approximately $500 million.

At December 31, 2025, assets held for sale included five office properties, three retail assets, three hotels and a manufactured housing portfolio in the U.S., as well as one retail asset in Canada and a land parcel in the Bahamas. The partnership intends to sell its interests in these assets to third parties within the next 12 months.